UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 18, 2009

Eagle Materials Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-12984	75-2520779
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3811 Turtle Creek Blvd., Suite 1100, Dallas, Texas	75219
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number including area code: (214) 432-2000

Not Applicable

(Former name or former address if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Information responsive to Item 5.02(e):

On May 18, 2009, the Compensation Committee of the Board of Directors of Eagle Materials Inc. (“Eagle”) approved the annual incentive bonus for fiscal year 2009 for Mr. Steven R. Rowley, Eagle’s President and Chief Executive Officer, in the amount of $437,293. This annual incentive bonus was paid pursuant to Eagle’s Salaried Incentive Compensation Program for Fiscal Year 2009.

Additionally, the Compensation Committee approved the Eagle Materials Inc. Salaried Incentive Compensation Program for Fiscal Year 2010 (“Eagle Plan”), a copy of which is attached to this Report as Exhibit 10.1 and incorporated herein by reference. Under the terms of the Eagle Plan, a pool of 1.2% of the Company’s earnings before interest and taxes for fiscal 2010 is available to pay annual bonuses to participating officers, subject to reduction based on individual performance in fiscal 2010. The Compensation Committee also determined the applicable percentage of the bonus pool available for payment of the annual incentive bonus to the CEO and the other named executive officers participating in the Eagle Plan (Mr. Steven R. Rowley, President and Chief Executive Officer — 40%; and Mr. James H. Graass, Executive Vice President and General Counsel — 15%).

The remaining named executive officers (Mr. Gerald J. Essl, Executive Vice President — Cement and Concrete/Aggregates and Mr. David B. Powers, Executive Vice President — Gypsum), participate in subsidiary incentive compensation plans pursuant to which a percentage of the operating earnings of the applicable subsidiary (or group of subsidiaries) is available for payment of bonuses to the participating employees. Mr. Essl participates in the Eagle Materials Inc. Cement Companies Salaried Incentive Compensation Program for Fiscal Year 2010 (a copy which is attached to this Report as Exhibit 10.2 and incorporated herein by reference) and the Eagle Materials Inc. Concrete and Aggregates Companies Salaried Incentive Compensation Program for Fiscal Year 2010 (a copy of which is attached to this Report as Exhibit 10.3 and incorporated herein by reference). In the plans in which Mr. Essl participates, the Compensation Committee approved the percentage of operating earnings of each of the Company’s cement, and concrete/aggregates subsidiaries for fiscal 2010 which is available for payment of bonuses to participating employees (2.25%) and the percentage of such bonus pool available for payment to Mr. Essl at the end of fiscal 2010 (20%), subject to reduction based on Mr. Essl’s individual performance. Mr. Powers participates in the Eagle Materials Inc. American Gypsum Company Salaried Incentive Compensation Program for Fiscal Year 2010 (a copy which is attached to this Report as Exhibit 10.4 and incorporated herein by reference). In the case of Mr. Powers, the Compensation Committee approved the percentage of American Gypsum’s operating earnings available for payment of annual bonuses to participating American Gypsum employees (2.25%) and the percentage of such bonus pool available for payment to Mr. Powers at the end of fiscal 2010 (18%), subject to reduction based on Mr. Powers’ individual performance.

The Compensation Committee also approved the Eagle Materials Inc. Special Situation Program for Fiscal Year 2010 (the “SSP”), a copy of which is attached to this Report as Exhibit 10.5 and incorporated herein by reference. Under the terms of the SSP, a pool of 0.35% of the Company’s earnings before interest and taxes for fiscal 2010, plus any portions of bonus pools under the Eagle Plan and the subsidiary plans not paid out or earned, is available to pay annual bonuses to participating employees.

Item 9.01	Financial Statements and Exhibits

Exhibit Number	Description
10.1	Eagle Materials Inc. Salaried Incentive Compensation Program for Fiscal Year 2010

10.2	Eagle Materials Inc. Cement Companies Salaried Incentive Compensation Program for Fiscal Year 2010

10.3	Eagle Materials Inc. Concrete and Aggregates Salaried Incentive Compensation Program for Fiscal Year 2010

10.4	Eagle Materials Inc. American Gypsum Company Salaried Incentive Compensation Program for Fiscal Year 2010

10.5	Eagle Materials Inc. Special Situation Program for Fiscal Year 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAGLE MATERIALS INC.

By:	/s/ James H. Graass
James H. Graass
Executive Vice President, General Counsel and Secretary

Date: May 22, 2009

EXHIBIT INDEX

Exhibit Number	Description
10.1	Eagle Materials Inc. Salaried Incentive Compensation Program for Fiscal Year 2010

10.2	Eagle Materials Inc. Cement Companies Salaried Incentive Compensation Program for Fiscal Year 2010

10.3	Eagle Materials Inc. Concrete and Aggregates Salaried Incentive Compensation Program for Fiscal Year 2010

10.4	Eagle Materials Inc. American Gypsum Company Salaried Incentive Compensation Program for Fiscal Year 2010

10.5	Eagle Materials Inc. Special Situation Program for Fiscal Year 2010